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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2004

Apartment Investment and Management Company
(Exact name of registrant as specified in its charter)

Maryland	1-13232	84-1259577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 South Ulster Street Parkway, Suite 1100, Denver, CO		80237
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On September 24, 2004, Apartment Investment and Management Company (the "Company") entered into an Underwriting Agreement, dated September 24, 2004 (the "Underwriting Agreement"), by and among the Company, AIMCO Properties, L.P. (the "Operating Partnership"), and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein (the "Underwriters"). Pursuant to the Underwriting Agreement, the Company agreed to sell 3,000,000 shares of its Class V Cumulative Preferred Stock, $.01 par value per share (the "Class V Preferred Stock"), in an underwritten public offering and also gave the underwriters an option to purchase up to 450,000 additional shares of the Class V Preferred Stock to cover over-allotments. The closing of the transaction contemplated by the Underwriting Agreement is expected to occur on September 29, 2004. The overallotment option has been exercised in full and is expected to close on September 30, 2004. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report.

        On September 24, 2004, the Company entered into an Exchange Agreement, dated as of September 24, 2004 (the "Class W Exchange Agreement"), by and among the Company, the Operating Partnership and Security Capital Preferred Growth Incorporated ("SCPG"). Pursuant to the Class W Exchange Agreement, the Company agreed to issue 1,904,762 shares of its Class W Cumulative Convertible Preferred Stock, $.01 par value per share (the "Class W Preferred Stock"), to SCPG in exchange for 1,904,762 shares of the Company's Class O Cumulative Convertible Preferred Stock, $.01 par value per share (the "Class O Preferred Stock"), held by SCPG. The closing of the transaction contemplated by the Class W Exchange Agreement is expected to occur on September 30, 2004. The foregoing description is qualified in its entirety by reference to the Class W Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 3.02 Unregistered Sales of Equity Securities.

        The exchange of the Class W Preferred Stock for Class O Preferred Stock will be made in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 3(a)(9) of the Securities Act. Each share of Class W Preferred Stock will be convertible into the number of shares of Class A Common Stock of the Company obtained by dividing $52.50 by the conversion price then in effect. The initial conversion price for the Class W Preferred Stock will be $52.50 (the same as the conversion price of the Class O Preferred Stock), subject to certain adjustments as provided in the Articles Supplementary relating to the Class W Preferred Stock (the "Class W Articles").

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

        On or before September 29, 2004, the Company intends to file with the State of Maryland Articles Supplementary relating to the Class V Preferred Stock (the "Class V Articles"), which will be effective on filing. The Class V Articles will classify 3,450,000 authorized but unissued shares of the Company's Class A Common Stock into 3,450,000 shares of Class V Preferred Stock. The Class V Preferred Stock will entitle the holders thereof to cumulative cash dividends payable quarterly in an amount per share equal to $0.50 per quarter. The liquidation preference for the Class V Preferred Stock will be $25 per share, plus an amount equal to accumulated, accrued and unpaid dividends, whether or not earned or declared. The Class V Preferred Stock will not be redeemable prior to September 29, 2009, except in limited circumstances relating to the ownership limitation necessary to preserve the Company's qualification as a REIT. On and after September 29, 2009, the Company will be able to redeem the Class V Preferred Stock for cash, in whole or from time to time in part, at a price per share equal to the liquidation preference plus accumulated, accrued and unpaid dividends, if any, to the redemption date. The Class V Preferred Stock will rank prior to the Class A Common Stock of the Company, and on the same level as the Company's remaining outstanding shares of preferred stock, with respect to the payment of dividends and the distributions upon liquidation, dissolution or winding up. Holders of shares of the Class V Preferred Stock will generally not have any voting rights. If, however, the Company has not paid dividends on the Class V Preferred Stock or any other series of preferred stock for six or more quarterly periods, whether or not consecutive, holders of the Class V Preferred Stock, together with holders of other classes of preferred stock of the Company with similar rights, will be entitled to elect two additional directors to the Company's board of directors until all unpaid dividends on the Class V Preferred Stock and such other series of preferred stock have been paid or declared and set apart for payment and dividends thereon for the current quarterly period have been declared and paid or declared and set apart for payment. Certain material adverse changes to the terms of the Class V Preferred Stock cannot be made without the affirmative vote of at least 66 2/3% of the outstanding shares of Class V Preferred Stock. The foregoing description is qualified in its entirety by reference to the Class V Articles, a copy of which is filed as Exhibit 4.1 to this report.

        On or before September 30, 2004, the Company intends to file with the State of Maryland Articles Supplementary relating to the Class W Preferred Stock (the "Class W Articles"), which will be effective on filing. The Class W Articles will classify 1,904,762 authorized but unissued shares of the Company's Class A Common Stock into 1,904,762 shares of Class W Preferred Stock. The Class W Preferred Stock will entitle the holders thereof to cumulative cash dividends payable quarterly in an amount per share equal to the greater of $1.063125 or the cash dividends declared on the number of shares of Class A Common Stock into which one share of Class W Preferred Stock is then convertible. The liquidation preference for the Class W Preferred Stock will be $52.50 per share, plus an amount equal to accumulated, accrued and unpaid dividends, whether or not earned or declared. The Class W Preferred Stock will not be redeemable prior to the third anniversary of the issue date, except in limited circumstances relating to the ownership limitation necessary to preserve the Company's qualification as a REIT. On and after the third anniversary of the issue date, the Company will be able to redeem the Class W Preferred Stock for cash, in whole or from time to time in part, at a price per share equal to 102% of the liquidation preference plus accumulated, accrued and unpaid dividends, whether or not earned or declared, if any, to the redemption date. Each share of Class W Preferred Stock will be convertible into the number of shares of Class A Common Stock of the Company obtained by dividing $52.50 by the conversion price then in effect. The initial conversion price for the Class W Preferred Stock will be $52.50 (the same as the conversion price of the Class O Preferred Stock), subject to certain adjustments as provided in the Class W Articles. The Class W Preferred Stock will rank prior to the Class A Common Stock of the Company, and on the same level as the Company's remaining outstanding shares of preferred stock, with respect to the payment of dividends and the distributions upon liquidation, dissolution or winding up. Holders of shares of the Class W Preferred Stock will generally not have any voting rights. However, if (i) the Company fails to pay a dividend of at least $0.45 per share on the Class A Common Stock for two consecutive quarters, or (ii) the Company fails to pay a quarterly dividend on the Class W Preferred Stock whether or not earned or declared, then the holders of the Class W Preferred Stock will be entitled to elect one additional director to the Company's board of directors until, in the case of clause (i), the Company pays a dividend of at least $0.45 per share on the Class A Common Stock, or, in the case of clause (ii), all unpaid dividends on the Class W Preferred Stock have been paid or declared and set apart for payment and dividends thereon for the current quarterly period have been declared and paid or declared and set apart for payment. Also, if the Company has not paid dividends on the Class W Preferred Stock or any other series of Preferred Stock for six or more quarterly periods, whether or not consecutive, whether or not earned or declared, holders of the Class W Preferred Stock, together with holders of other classes of preferred stock of the Company with similar rights, will be entitled to elect two additional directors to the Company's board of directors until all unpaid dividends on the Class W Preferred Stock and such other series of preferred stock have been paid or declared and set apart for payment. Certain material adverse changes to the terms of the Class W Preferred Stock cannot be made without the affirmative vote of at least 66 2/3% of the outstanding shares of Class W Preferred Stock. The foregoing description is qualified in its entirety by reference to the Class W Articles, a copy of which is filed as Exhibit 4.2 to this report.

Item 8.01 Financial Statements and Exhibits.

(c)
Exhibits.

        The following exhibits are filed with this report:

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 24, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein.
4.1	Articles Supplementary relating to the Class V Cumulative Preferred Stock (incorporated by reference to Exhibit 3.3 to the Registrant's registration statement on Form 8-A filed on September 28, 2004).
4.2	Articles Supplementary relating to the Class W Cumulative Preferred Stock.
5.1	Opinion of Piper Rudnick LLP regarding the validity of the Class V Cumulative Preferred Stock.
10.1	Exchange Agreement, dated as of September 24, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Security Capital Preferred Growth Incorporated.
12.1	Statements re Computation of Ratios.
23.1	Consent of Piper Rudnick LLP (included in Exhibit 5.1).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
Date: September 29, 2004	By:	/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 24, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein.
4.1	Articles Supplementary relating to the Class V Cumulative Preferred Stock (incorporated by reference to Exhibit 3.3 to the Registrant's registration statement on Form 8-A filed on September 28, 2004).
4.2	Articles Supplementary relating to the Class W Cumulative Preferred Stock.
5.1	Opinion of Piper Rudnick LLP regarding the validity of the Class V Cumulative Preferred Stock.
10.1	Exchange Agreement, dated as of September 24, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Security Capital Preferred Growth Incorporated.
12.1	Statements re Computation of Ratios.
23.1	Consent of Piper Rudnick LLP (included in Exhibit 5.1).

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.02 Unregistered Sales of Equity Securities.
  Item 5.03 Amendment to Articles of Incorporation or Bylaws.
  Item 8.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX